UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported) June 20, 2011

LABARGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05761	73-0574586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9900 Clayton Road St. Louis, Missouri	63124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 997-0800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information contained in Item 7.01 of this Current Report is being furnished pursuant to Item 7.01 of Form 8-K, and the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section.

As previously announced, LaBarge, Inc., a Delaware corporation (“LaBarge”), Ducommun Incorporated, a Delaware corporation (“Ducommun”), and DLBMS, Inc., a Delaware corporation and a wholly-owned subsidiary of Ducommun (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, Merger Sub will be merged with and into LaBarge with LaBarge continuing as the surviving corporation and a wholly-owned subsidiary of Ducommun (the “Merger”).

Concurrently and subject to the consummation of the Merger, Ducommun expects to offer $200.0 million aggregate principal amount of its senior unsecured notes due 2018 (the “notes”) and enter into a new $190.0 million term loan facility, maturing in June 2017 (the “New Term Loan Facility”) and a $60.0 million new revolving credit facility, maturing in June 2016 (the “New Revolving Credit Facility,” and together with the New Term Loan Facility, the “New Credit Facilities”). The proceeds of the notes offering, together with borrowings under the New Credit Facilities will be used to finance the Merger, repay certain existing indebtedness of LaBarge and Ducommun, pay fees and expenses in connection with the Transactions (as defined below) and add new cash to Ducommun’s balance sheet.

In connection with the anticipated consummation of the Transactions, including, without limitation, the Merger, Ducommun has concurrently herewith furnished a Current Report on Form 8-K including additional information concerning the anticipated effects of the Merger, and the transactions contemplated in connection therewith. Such information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

For purposes of Exhibit 99.1 attached hereto, unless otherwise indicated or the context requires otherwise:

•	“Ducommun,” “we,” “us” or “our” refers to Ducommun Incorporated and its consolidated subsidiaries, including, where applicable, LaBarge on a pro forma basis;

•	“LaBarge” refers to LaBarge, Inc. and its consolidated subsidiaries;

•

“on a pro forma basis,” means on a pro forma basis, giving effect to the Transactions, and the other adjustments referred to in the introduction to “Unaudited Pro Forma Condensed Combined Financial Data”;

•	“on a stand-alone basis” means without giving effect to the Transactions; and

•	“Transactions” means collectively, the Merger, the notes offering and entry into the New Credit Facilities (each as defined above).

The information contained in this Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy the notes, nor shall there be any offer, solicitation or sale of any notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

In connection with the merger, LaBarge filed a Definitive Proxy Statement and a form of proxy on Schedule 14A and other related materials with the Securities and Exchange Commission (“SEC”) on May 23, 2011. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY , BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the Definitive Proxy Statement (and other related materials when they become available) and other documents filed with the SEC by LaBarge (CIK No. 0000057139) through the website maintained by the SEC at www.sec.gov/edgar.shtml, at LaBarge’s website at www.labarge.com/investor by clicking on the link “SEC Filings” and from LaBarge by contacting LaBarge’s corporate secretary, Donald H. Nonnenkamp, by mail at 9900 Clayton Road, St. Louis, Missouri 63124 or by telephone at (314) 997–0800.

Participants in the Solicitation

                LaBarge and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of LaBarge in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction described herein is included in the Definitive Proxy Statement described above under “The LaBarge Special Meeting – Stock Ownership and Voting by LaBarge’s Directors and Executive Officers” and “The Merger – Interests of LaBarge Directors and Executive Officers in the Merger.” Additional information regarding these directors and executive officers is also included in LaBarge’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on October 18, 2010. This document is available free of charge at the SEC’s website at www.sec.gov/edgar.shtml and from LaBarge by contacting LaBarge’s corporate secretary, Donald H. Nonnenkamp, by mail at 9900 Clayton Road, St. Louis, Missouri 63124 or by telephone at (314) 997 - 0800.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 attached hereto, may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting LaBarge. Certain matters contained herein are based upon information available to management as of the date hereof. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such conditions precedent to the consummation of the proposed Merger, including the risk that the contemplated Merger does not occur, failure by Ducommun to obtain the necessary debt financing arrangements and the expenses of the proposed Merger. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in LaBarge’s most recent Annual Report on Form 10-K filed with the SEC, as may be updated from time to time in the Company’s subsequent filings with the SEC. La Barge undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit:

Exhibit No.	Description of Exhibit

99.1	Disclosures contained in Item 7.01 of the Current Report on Form 8-K furnished by Ducommun on June 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2011	LaBARGE, INC.

	By:	/s/ Donald H. Nonnenkamp
	Name:	Donald H. Nonnenkamp
	Title:	Vice President, CFO & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Disclosures contained in Item 7.01 of the Current Report on Form 8-K furnished by Ducommun on June 20, 2011.